                                                                    Exhibit 10.7

                               DATE 7TH APRIL 1998




                      ABBEY LIFE ASSURANCE COMPANY LIMITED

                           JUPITER COMMUNICATIONS LLC







Counterpart/


                                      LEASE


                              of office premises at
                             10/11 St. Martins Court
                                   London WC2









                                                                    MACFARLANES

                                    CONTENTS

CLAUSE                                                                                                          PAGE


1        ABBY LIFE ASSURANCE COMPANY LIMITED whose registered office is at 80 Holdenhurst Road.  Bournemouth BH8 8QL. (the "Landlord")...........................................1

2        JUPITER COMMUNICATIONS LLC (Registered Company No. FC020941)
         whose address for service is at 11/15 Betterton Street,
         London WC2H 9BP and any person in whom the Term is from time to time vested ("the Tenant")...............................................................................1

3        DEFINITIONS..............................................................................................1

2        INTERPRETATION...........................................................................................3

3        DEMISE...................................................................................................4

4        INTRODUCTION.............................................................................................4

5        RENT.....................................................................................................4

6        OUTGOINGS................................................................................................5

7        REPAIR AND DECORATION....................................................................................5

8        ALTERATIONS..............................................................................................6

9        SIGNS....................................................................................................6

10       USER.....................................................................................................7

11       ASSIGNMENTS AND UNDERLETTINGS............................................................................8

12       LEGAL OBLIGATIONS........................................................................................9

13       PLANNING................................................................................................10

14       DEFECTIVE PREMISES......................................................................................11

15       ENCROACHMENTS...........................................................................................11

16       LANDLORD'S RIGHTS.......................................................................................12

17       COSTS...................................................................................................12

18       INTEREST................................................................................................13

19       INDEMNITY...............................................................................................13


20       MISCELLANEOUS COVENANTS AND YIELDING UP.................................................................13

21       INSURANCE DEFINITIONS...................................................................................14

22       LANDLORD'S COVENANTS....................................................................................14

23       ABATEMENT OF RENT.......................................................................................15

24       TENANT'S INSURANCE COVENANTS:...........................................................................15

25       QUIET ENJOYMENT.........................................................................................16

26       DEFINITIONS AND INTERPRETATION..........................................................................17

27       REVIEW OF RENT..........................................................................................17

28       OPEN MARKET RENT........................................................................................17

29       PROCEDURE...............................................................................................18

30       DELAYED REVIEW..........................................................................................19

31       RESTRICTIONS............................................................................................19

32       MEMORANDA...............................................................................................20

33       RECOVERY OF MONEY.......................................................................................20

34       USER....................................................................................................20

35       EASEMENTS...............................................................................................20

36       COVENANTS...............................................................................................20

37       NOTICE..................................................................................................21

38       RIGHT OF RE-ENTRY.......................................................................................21

39       INSOLVENCY..............................................................................................21

40       INTRODUCTION............................................................................................22

41       GUARANTOR'S COVENANT....................................................................................22


SCHEDULE 1        Rights
SCHEDULE 2        Exceptions and Reservations
SCHEDULE 3        Incumbrances
SCHEDULE 4        Authorised Guarantee Agreement

                                      LEASE

DATE                                7th April                             1998

PARTIES

1 ABBY LIFE ASSURANCE COMPANY LIMITED whose registered office is at 80 Holdenhurst Road. Bournemouth BH8 8QL. (the "Landlord").


2 JUPITER COMMUNICATIONS LLC (Registered Company No. FC020941) whose address for service is at 11/15 Betterton Street, London WC2H 9BP and any person in whom the Term is from time to time vested ("the Tenant").


3        DEFINITIONS

         Where in this Deed the following words commence with capital letters they have the following meanings unless the context otherwise requires:

         AGREED TERM: a term of years commencing on the 7th day of April 1998 and expiring on the 31 March 2005.

         AUTHORITY: any statutory public local or other competent authority or a court of competent jurisdiction.

         BUILDING: 10/11 St. Martins Court, London WC2 as shown for the purposes of identification edged blue on the Plans numbered 1 and 2 annexed hereto.

         CLAUSE:  a clause of this Deed.

         CONDUIT: Any pipe drain culvert sewer flue duct gutter wire cable optic fibre conduit channel and other medium for the passage or transmission of water soil gas air soil electricity light information or other matter and all ancillary equipment or structures.

         DETERMINATION OF THE TERM: the determination of the Term by re-entry notice surrender or otherwise.

         FIRST RENT PAYMENT: pound sterling12,448.02 to be paid on the 7th day of April 1998 in respect of the period commencing on the 7th April 1998 and expiring on the 24 day of June 1998.

         INTEREST: interest at the Interest Rate (both before and after any judgment) calculated on a daily basis from the date on which interest becomes chargeable on any payment pursuant to any provision of the Lease to the date upon which such payment is made to be compounded with rests at the usual quarter days.

         INTEREST RATE: 4% p.a. above the base lending rate from time to time of Barclays Bank Plc (or such other banks as the Landlord may (acting reasonably) give notice from time to time).

         LANDLORD: the party so named at the head of this Lease and any person for the time being entitled to the reversion immediately expectant on the Determination of the Term.

         LEASE: this Lease as from time to time varied or supplemented whether by deed licence or otherwise.

         PARTY:  The Landlord or the Tenant or the Guarantor (if any).

         PERMITTED PART:  Each of the upper floors of the Premises.

         PERMITTED USER: Offices within Class B1(a) of the Schedule to the Town & Country Planning (Use Classes) Order 1987 (to which
         Clause 2.6 shall not apply).

         PLAN:  the plans annexed to this Deed.

         PLANNING ACTS: The Town and Country Planning Acts 1990/91 and all subsequent statutes containing provisions relating to town and country planning when from time to time in force and all other statutory instruments regulations and orders included by virtue of Clause 2.6.

         POSSESSION DATE:  the date hereof.

         PREMISES: the Building and all and any part of such property and any additions thereto excluding the Retained Property.

         RENT: The sum of FIFTY EIGHT THOUSAND TWO HUNDRED AND FIFTY POUNDS (pound sterling58.250) exclusive of VAT per annum or such other amount as is from time to time agreed or determined pursuant to the terms of this Lease.

         RETAINED PROPERTY: the Units comprising the ground floor and basement of 10 and 11 St. Martins Court respectively as shown for identification edged red and numbered 1 on the plan annexed hereto and all and any part of such property and any additions thereto including:

         (i) the internal finishes of the walls dividing those Units from other parts of the Building but not those walls themselves and the floorboards and ceilings but not the loadbearing members of a floor;

         (ii)  internal walls which are not load bearing;

         (iii) the internal finishes of any load bearing walls within those Units but not those walls themselves;

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
         (iv) the doors door frames windows and window frames shop fronts and fascias of those Units;

         (v) Conduits and Facilities to the extent that they are within and exclusively serve those Units (but not other Conduits or Facilities);

         (vi) Fixtures and fitting at those Units whenever fixed except those fixed by the tenants which are generally regarded as tenants or trade fixtures but for the avoidance of doubt no areas outside the boundaries of the walls the floor and the ceiling containing those Units are included therein (without prejudice to any rights expressly granted to the Tenant).

         SCHEDULE:  a schedule of this Deed.

         SUPERIOR LEASE: a lease dated 14th September 1995 and made between The Sixth Marquess of Salisbury and Viscount Cranborne (1) Gascoyne Holdings Limited (2) London and Regional (Central) Investment, Limited.

         THE SUPERIOR LANDLORD:  Gascoyne Holdings Limited.

         TENANT: Jupiter Communications LLC (Registered No. FC 020941) whose address for service is at 11/15 Betterton Street. London WC2H 9BP and any person in whom the Term is from time to time vested.

         TERM: the Agreed Term and any continuation or extension of it whether by agreement operation of law or otherwise.

         THE TRUSTEES:  The Sixth Marquess of Salisbury and Viscount Cranborne.

         UNIT: a unit of accommodation that is from time to time let or otherwise occupied or designed or intended for letting or occupation.

         VAT: Value Added Tax or other tax of a similar nature (and unless otherwise expressly stated all references to Rent or other monies payable by the Tenant are exclusive of any VAT charged or chargeable thereon).

2        INTERPRETATION

         The provisions of this Lease shall unless the context otherwise requires be construed as follows:

2.1 Obligations and liabilities of a Party comprising more than one person are obligations and liabilities of such persons jointly and severally.

2.2      Words importing one gender include all other genders.

2.3      The singular includes the plural and vice versa.

2.4 A covenant by the Tenant not to do something shall be construed as including a covenant not to permit or suffer it to be done by a third party.

2.5 A consent or approval to be given by the Landlord is not effective for the purposes of the Lease unless it is in writing and signed by or on behalf of the Landlord.

2.6 Reference to a statute includes any amendment modification extension consolidation or re-enactment of it and any statutory instrument regulation or order made under it which is for the time being in force.

2.7 Headings to Clause Schedules or parts of the lease do not affect the interpretation or construction of the Lease.

3        DEMISE

         The Landlord demises the Premises to the Tenant:

3.1      together with the rights set out in Schedule 1;

3.2      except and reserving to the Landlord as set out in Schedule 2;

3.3      to hold the same to the Tenant for the Agreed Term;

3.4 subject to all rights easements restrictions covenants and liabilities affecting the Premises including without prejudice to the generality of the foregoing those described in Schedule 3;

3.5 yielding and paying to the Landlord the Rent without any deduction or set-off by equal quarterly payments in advance on the usual quarter days in each year and proportionately for any period of less than a year.

4        INTRODUCTION

         With effect from and including the Possession Date the Tenant covenants with the Landlord as set out in this part of the Lease.

5        RENT

         The Tenant shall pay the Rent as provided in clause 3.5 of the Lease (including the First Rent Payment) without deduction or set-off and for payment of which if and for so long as required by the Landlord the Tenant shall give to its bankers for the time being a standard order directing such quarterly payments to be made on the due date at the bankers for the time being of the Landlord.

6        OUTGOINGS

6.1 The Tenant shall pay and indemnify the Landlord against all rates taxes assessments impositions duties charges and outgoings now or at any time during the Term payable by the owner or occupier of or otherwise in respect of the Premises(except any tax assessed on the Landlord or any Superior Landlord in respect of its ownership of rental income from or any dealings with its reversionary interest).

6.2 The Tenant shall pay and keep the Landlord indemnified against all VAT which may from time to time be charged on the Rent or on any other monies payable by the Tenant under the Lease.

6.3 If the Landlord has an option whether or not charge VAT the Tenant hereby irrevocably consents to the Landlord freely exercising that option to the extent form time to time permitted by law.

6.4 The Tenant shall pay and indemnify the Landlord against all charges for electricity gas and other services at the Premises.

6.5 The Tenant shall pay a fair and proper proportion (to be determined by the surveyor for the time being save in the case of manifest error of the Landlord such determination to be final and binding on the parties hereto) of the proper and reasonable expenses payable in respect of constructing repairing and cleansing and (if necessary for the purposes of repair only) renewing and in all ways whatsoever maintaining all party walls fences sewers conduits passageways, stairways roofs roads ways pavements land and all other things the use of which is common to the Premises and to any adjoining or neighboring premises (including for the avoidance of doubt any other Unit).

7        REPAIR AND DECORATION

         The Tenant shall (subject to the provisions relating to insurance set out in the Lease to the intent that it shall not be liable for damages caused by way of any of the risks against which the Landlord herein covenants to insure unless and to the extent that the Landlord's policy or policies of insurance shall have been vitiated or been rendered void or voidable of payment of policy monies been refused or withheld in consequence of any act or default on the part of the Tenant its servants or agents):

7.1 keep the Premises at all times in good and substantial repair and condition;

7.2 clean the Premises regularly and maintain them at all times in a clean and tidy condition;

7.3      clean all windows regularly and at least once a month;

7.4 decorate the outside of the Premises in the years ending on the 24th day of March 2001 and 2003 and in the last three months of the Term (however and whenever determined) and the inside of the Premises in the year ending on the 24th day of March 2000 and 2005 the decoration of the outside whenever it differs from the present colour or type to be in a colour and type previously approved in writing by the Landlord and the Superior Landlord (such approvals not to be unreasonably withheld or delayed);

7.5 within two months (or sooner in emergency) of receipt of notice from the Landlord of any breach of this Clause to proceed diligently to carry out the repair cleaning of decoration required to remedy the breach and if the Tenant fails diligently to comply with such notice and the Landlord enters the Premises to carry out such work the Tenant shall upon demand pay to the Landlord all proper costs which the Landlord so incurs.

8        ALTERATIONS

8.1 The Tenant shall make no addition or alteration to the Premises unless permitted by this clause.

8.2 The Landlord will not unreasonably withhold or delay consent for the carrying out of a Tenant's Alteration in a manner consistent with the provisions of this Lease and the Superior Lease.

8.3 "Tenant's Alteration" means an alteration to the interior of the Premises which is non-structural.

8.4      The Landlord may before giving consent require:

8.4.1 the submission to the Landlord of drawings and specifications (in triplicate plus as many further copies as are reasonably requested by the Superior Landlord) showing the proposed
         Tenant's Alteration.

8.4.2 the execution of such licence to carry out the Tenant's Alterations as the Landlord may reasonably require; and

8.4.3 if in the Landlord's reasonable opinion the Tenant's Alteration require substantial works the provision of security (by way of bonds the deposit of money or otherwise) which is sufficient to enable the Landlord to complete or reinstate the works if the Tenant commences but does not within a reasonable time complete the works such security to be provided prior to commencement of the works and to be released upon their satisfactory completion.

9        SIGNS

         The Tenant shall not:

9.1 fix anything to the exterior of the Premises nor to the exterior of any fascia door or windows unless permitted by this Clause;

9.2 display any notice sign poster or advertisement which is visible from outside the Premises except to indicate the name and business of the Tenant in a manner first approved by the Landlord and the Superior Landlord (such approval not to be unreasonably withheld or delayed).

10       USER

10.1 Subject always to the prohibitions and restrictions hereinafter contained the Tenant shall not use the Premises other-wise than for the Permitted User.

10.2 Not to use or permit or suffer the Premises or any part thereof to be used for any illegal or immoral purposes nor for the sale or manufacturer on the Premises of beer, wine or spirituous liquors nor as a betting shop gaming house bingo hall funfair or leisure centre nor as a sex shop peep show sauna or massage parlour beauty parlour hostess agency, escort agency nor as a brothel or disorderly house nor for the business of an undertaker nor for any noisy noisome noxious offensive or dangerous trade profession or business nor to show or allow to be shown to the public on the Premises any films nor to sell or display for sale any pictures prints books or other printed matter nor any films cassettes video equipment marital aids or any articles of clothing or any other items of whatever nature which are pornographic obscene or offensive or that are detrimental to the neighborhood nor as a residence or sleeping place for any person.

10.3 Not to sell by auction or permit or suffer any sale by auction within or upon the Premises nor to use the Premises for public exhibition show or political meeting.

10.4 Not to do or permit or suffer to be done on the Premises or any part thereof anything which is likely to cause a nuisance damage disturbance injury or danger of or to owners lessees or occupiers of any premises in the neighbourhood and (without prejudice to the generality of the foregoing) not to use or permit or suffer to be used on the Premises any electrical instrument or devices unless fitted with an effective suppresser and properly earthed and insulated And to keep the Landlord fully and effectively indemnified against all actions proceedings damages, costs, expenses claims and demands whatsoever arising out of or in consequence of any breach or non-observance of this covenant.

10.5     The Tenant shall not overload the structure of the Premises.

10.6 The Tenant shall not make use of conduits beyond their capacity nor in a manner which may block or damage them and in particular will not stop up or obstruct or permit oil grease or other deleterious matter or substance to enter any drain or sewer.

10.7     The Tenant shall comply with the Regulation (if any).

11       ASSIGNMENTS AND UNDERLETTINGS

11.1 The Tenant shall not assign charge underlet hold upon trust for another share occupation or part with possession of the Premises or any part or parts thereof save by way of an assignment or underletting of the whole of the Premises or an underletting of a Permitted Part as permitted under the following provisions of this clause and with the prior consent of the Superior Landlord in accordance with the Superior Lease.

11.2 The Tenant shall not assign the Premises as a whole without the previous written consent of the Landlord such consent not to be unreasonably withheld or delayed and in the case of an assignment subject to compliance with the conditions in clause
         11.3 below.

11.3 The Landlord may give consent subject to the condition that before the Tenant assigns this Lease the Tenant enters into an agreement under which the Tenant.

11.3.1 guarantees the performance by the proposed assignee of all the covenants on the part of the Tenant contained in this Lease in the form set out in the Fourth Schedule of this Lease; and

11.3.2 is liable to the Landlord as principal debtor and is not released even if the Landlord gives the proposed assignee extra time to comply with any obligation or does not insist on its strict terms.

11.4 The Landlord may where it is reasonable to do so require as a condition of granting consent to a proposed assignment that the proposed assignee either:

11.4.1 furnish the Landlord with a guarantee of payment of the rent reserved and performance of all the covenants on the part of the Tenant in this Lease from a guarantor of financial standing acceptable to the Landlord provided that in judging whether the financial standing of the proposed guarantor is acceptable the Landlord shall act reasonably; or

11.4.2 furnish the Landlord with a rent deposit and/or provide such additional security for performance by the proposed assignee of its obligations under this Lease as the Landlord may reasonably require.

11.5 The provisions of clause 11.4 shall operate without prejudice to the right of the Landlord to impose further conditions upon a grant of consent where such imposition would be reasonable.

11.6     The Tenant shall:

11.6.1 not underlet the whole of the Premises or any Permitted Part at a premium or fine and any such underlease must reserve a yearly rent during the whole of the term thereby granted of an amount which can never be less than the open market rent;

11.6.2 procure that the underlease shall be made subject to the Tenant's covenants and conditions herein contained;

11.6.3 procure that the underlease shall contain an absolute covenant on the part of the underlessee not to charge underlet hold on trust for another share occupation or part with possession of the underlet premises or any parts thereof;

11.6.4 procure that the underlease shall contain the following covenant the Tenant covenants with the Landlord to observe and perform the covenants on the part of the Landlord as tenants contained in the Superior Lease (save as to the payment of the rent therein reserved and so far as the same relate to the premises to be underlet);

11.6.5 not underlet the whole of the Premises or any Permitted Part otherwise than on terms which contain an agreement between the parties to such underletting that the provisions of Section 24-28 (inclusive) of the Landlord and Tenant Act 1954 shall not apply to the tenancy thereby created nor without having obtained an order of this court under Section 38(4) of the said Act authorising that agreement.

11.7 The Tenant may not without the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) release vary or waive any of the underlessee's covenants or any conditions contained in any underlease.

11.8 The Tenant shall upon request from time to time provide within one month an information which the Landlord may reasonably request under Section 40(1)(a) and (b) of the Landlord and Tenant Act 1954.

11.9 Within two months after any assignment underletting charge mortgage or other devolution of title relating to the Premises to give notice thereof in writing to the Landlord (or the Landlord's solicitors) together with two certified copies of the relevant instrument and to pay to the Landlord (or the Landlord's Solicitors) such reasonable registration fee as the Landlord (or the Landlord's Solicitors) may specify being not less than pound sterling25 plus VAT for the registration of such instrument.

12       LEGAL OBLIGATIONS

12.1 In this clause "Legal Obligation" means any present or future statute statutory instrument or bye law or any present or future regulation order notice direction code of practice or requirement of any Authority insofar as it relates to the Premises or to their occupation or use but irrespective of this person on whom such obligation is imposed.

12.2 If the Tenant receives from an Authority formal notice of a Legal Obligation it shall (as soon as is reasonably possible) produce a copy to the Landlord and if such notice is in the Landlord's reasonable opinion contrary to the interests of the Landlord the Tenant shall make at the joint cost of the Landlord and the Tenant such objection or representations against such Legal Obligation as the Landlord may reasonably require but otherwise shall at its own expense observe and comply with all Legal obligations.

12.3 Where a Legal Obligation requires the carrying out of works the Tenant shall so far as such Legal Obligation permits also comply with the provisions of the Lease in relation to such works.

12.4 The Tenant shall not do or omit to do in relation to the Premises or their use of occupation anything by reason of which the Landlord may incur any liability whether for costs a penalty damages compensation or otherwise.

12.5 The Tenant shall not cause or permit a nuisance on or in relation to the Premises and if a nuisance occurs shall forthwith take all necessary action to abate it.

12.6 Without prejudice to the generality of this clause the Tenant shall in particular observe and comply with all Legal Obligations of any appropriate Authority relating to health and safety means of escape in case of fire and the protection and preservation of life and property carrying out such works of modification and improvement to the Premises as may from time to time be reasonably required by such Legal Obligations (the Landlord however having the right (but no obligation) to carry out such works where the Legal Obligation affects both the Premises and other Units in which event the Tenant shall within 28 days of demand repay to the Landlord all costs and expenses properly so incurred by the Landlord which are attributable to the Premises).

12.7 The Tenant shall carry out any works to the Premises not only in accordance with all legal Obligations but also with good quality materials and in a good and workmanlike manner to the reasonable satisfaction of the Landlord.

12.8 The Tenant shall perform and observe al covenants and other provisions contained or referred to in any documents listed in the Third Schedule insofar as they relate to or affect the Premises or their use or occupation.

13       PLANNING

13.1 The provisions of this clause supplement the general obligations imposed by clause 12.

13.2 The Tenant shall not commit a breach of planning control (as defined in Section 171 of the Town and Country Planning Act 1990) in relation to the Premises.

13.3 The Tenant shall observe and comply with the Planning Acts in relation to the Premises.

13.4 The Tenant shall make no application under the Planning Acts (whether for planning permission or otherwise) in relation to the Premises without the Landlord's prior consent (which consent shall not be unreasonably withheld or delayed) in relation to the Premises where works are permitted by the Landlord under clause 8).

13.5 The Tenant shall supply to the Landlord promptly and without further request copies of all applications notices decisions and other formal communications under the Planning Acts which relate in any way to the Premises and where such communications relate only to the Premises or to an application made by the Tenant then the Tenant shall at its own expense take such action to protect the Landlord's interests as the Landlord may reasonable require.

13.6 The Tenant shall not implement a planning permission until the Landlord has given its consent (such consent not to be unreasonably withheld or delayed where a planning permission is granted pursuant to an application approved by the Landlord).

13.7 Where a planning permission imposes conditions the Landlord may if reasonable before giving consent to its implementation require the
         Tenant:

13.7.1   to provide reasonable security for compliance with the conditions; and

13.7.2 to undertake that if it implements the planning permission it will carry out prior to the Determination of the Term all works which the planning conditions may at any time require.

14       DEFECTIVE PREMISES

         The Tenant shall promptly give notice to the Landlord of any defect in the Premises in respect of which the Landlord may have a liability or duty of care under the Lease the Defective Premises Act of 1972 or otherwise.

15       ENCROACHMENTS

15.1 The Tenant shall not stop up darken or obstruct any window or light at the Premises.

15.2 The Tenant shall not permit and shall take all reasonable measures to prevent any new window light opening pathway conduit or other encroachment or casement being made or acquired in against out of or upon the Premises.

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
16       LANDLORD'S RIGHTS

16.1 The Tenant shall permit the Landlord any Superior Landlord and persons authorised by any of them to exercise any right excepted and reserved by the Second Schedule and in addition to the rights to enter the Premises at all reasonable times after not less than two days' written notice (except in emergency) with tools and equipment (if appropriate):

16.1.1 to inspect the Premises to ascertain whether the Tenant is complying with the Leases or to view their state and condition or to make surveys or to show the Premises to prospective tenants or purchasers or for any other reasonable purpose under the Lease;

16.1.2 to execute works following the Tenant's failure to comply with a notice served under clause 7.5 (without prejudice to any other remedy available to the Landlord) and also pursuant to 12.6;

16.1.3   to take schedules or inventories;

16.1.4 to inspect or execute works of repair maintenance decoration construction alteration improvement or otherwise to the Building or other property (including those parts of the Retained Property within or bounding the Premises);

         the person entering causing as little damage and disturbance as is reasonably practicable and making good as soon as practicable any physical damage to the Premises so caused.

16.2 The Tenant will permit the Landlord any Superior Landlord and persons authorised by any of them to carry out any works of repair construction development improvement alteration to other property (including the Retained Property) and to erect scaffolding notwithstanding interference with the access of light or air to the Premises or temporary interference with any other right or easement but causing as little disturbance as is reasonably practicable and maintaining pedestrian access to the Premises and supplies of water gas and electricity and drainage (where applicable) will be maintained during normal business hours.

16.3 The Tenant will permit the affixation to suitable parts of the Premises of reletting notices during the six months preceding the Determination of the Term and of notices relating to the disposal or acquisition of any reversionary interest at any time.

17       COSTS

         The Tenant shall pay and indemnify the Landlord against all liability proper costs fees charges disbursements and expenses connected with or consequent upon and (where appropriate) in preparing:


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
17.1 an application for the landlord's consent (whether or not the consent is given (unless unlawfully withheld) or the application is withdrawn);

17.2 a schedule of dilapidations whether served at up to six months after the Determination of the Term;

17.3 notice pursuant to a provision of the Lease or under section 146 147 of the Law of Property Act 1925 and proceedings under those sections even if forfeiture is avoided otherwise than by relief granted by the court;

17.4     the recovery of arrears of Rent or other sums payable under the Lease;

17.5 the enforcement of any covenant or obligation of the Tenant under the Lease;

17.6     abating a nuisance which the Tenant fails to abate.

18       INTEREST

         Without prejudice to any other right or remedy of the Landlord the Tenant shall pay to the Landlord Interest on any Rent and VAT
         (if applicable) which is not paid to the Landlord on the date it is due (whether payment is formally demanded or not) and Interest on any other sum which is not paid to the Landlord by the later of the date it is due and the date seven days after a demand for payment is made.

19       INDEMNITY

19.1 The Tenant is responsible for and shall indemnify and keep the Landlord indemnified against all claims demands actions or proceedings made or brought and all proper and reasonable losses damages costs expenses and liabilities incurred suffered or arising directly or indirectly in respect of or otherwise connected with:

19.1.1   the use and occupation of the Premises;

19.1.2 any act omission or negligence of the Tenant or of any other person at the Premises with the express or implied authority of the Tenant or of anyone deriving title through the Tenant; and

19.1.3 any breach of any covenant or other provision of the Lease to be observed or performed by the Tenant.

20       MISCELLANEOUS COVENANTS AND YIELDING UP

20.1 The Tenant shall not do or permit to be done anything on or in the Premises inconsistent with or in breach of the provisions of the Superior Lease.

20.2     Upon the Determination of the Term the Tenant shall:

20.2.1 remove all signs and tenant's fixtures and fittings and furniture and effects making good any damage to the premises so caused; and

20.2.2 yield up the Premises in a state and condition consistent with due compliance by the Tenant with its covenants and obligations under the Lease.

21       INSURANCE DEFINITIONS

         In this part of the Lease:

21.1 "Insured Risks" means risks of loss or damage by fire storm tempest flood lightning explosion aircraft articles dropped from aircraft riot civil commotion malicious damage terrorist act (where such risk is usually capable of being covered by a similar policy to that effected by the Landlord) impact bursting and overflowing of pipes or tanks or of other apparatus) and by such other perils against which the Landlord may insure;

21.2 "the Insurance Policies" means the following insurance policies effected in such insurance office of repute or with such underwriters and through such agency as the Landlord may reasonably decide and subject to such excesses enclusions limitations and conditions as the insurer may require or the Landlord may property negotiate and covering;

21.2.1 insurance of the Building (but specifically including glass tenant's and trade fixtures and fittings) against the Insured Risks for a sum sufficient to cover the cost of reinstatement assuming total loss including all applicable VAT and ancillary costs (such as site clearance and professional fees) and appropriate allowance for inflation;

21.2.2 a "Loss of Rent Policy" being insurance against the loss of all Rent and applicable VAT from the Building for such period (being not less than three years) as the Landlord may from time to time reasonably consider sufficient to complete the reinstatement of the Building following a total loss and for such sum as takes into account any likely rent review during that period;

21.2.3 insurance against third party and public liability at the Building for such sum as the Landlord may from time to time consider prudent;

21.2.4 such other insurance in relation to the Building not otherwise specifically mentioned in this part for as the Landlord from time to time reasonably considers prudent.

22       LANDLORD'S COVENANTS

         The Landlord covenants with the Tenant that from and including the Possession Date until the Determination of the Term:

22.1 the Landlord will effect and maintain the Insurance Policies (but only so far as they are to vitiated by any act neglect or default of the Tenant anyone deriving title through the Tenant or anyone at the Premises with the express or implied authority of either of them);

22.2 the Landlord will upon reasonable request from time to time produce to the Tenant a copy or sufficient details of the Insurance Policies and evidence that they are in force;

22.3 the Landlord will notify the Tenant of any change in the provisions of the Insurance Policies from time to time which is material to the Tenant;

22.4 in the event of any loss or damage against which the Landlord has covenanted to effect an Insurance Policy the Landlord will apply all monies received from the insurer and from the Tenant pursuant to Clause 24 in carrying out works of reinstatement or otherwise making good such loss or damage and carrying out any necessary works of reinstatement as soon as reasonably practicable and will to the extent that such monies are insufficient up such insufficiency out of its own resources.

23       ABATEMENT OF RENT

23.1 If the Building is destroyed or so damaged by an Insured Risk that the Premises are wholly or partially unfit for occupation and use or inaccessible and the Insurance Policies have not been vitiated or any payment thereunder refused by reason of some act neglect or default of the Tenant someone deriving title through the Tenant or some person with the express or implied authority of either of them the Rent or a fair proportion thereof according to the nature and extent of the damage sustained shall cease to be payable until the Premises are again fit for occupation and use and accessible to the extent only that such loss of Rent is recoverable under the Loss of Rent Policy.

23.2 A dispute as to the amount or duration of such cesser of Rent shall be referred to arbitration under the Arbitration Act 1996 the arbitrator to be appointed (failing agreement between the Parties) by the President of the Royal Institution of Chartered Surveyors upon the application of either the Landlord or the Tenant.

24       TENANT'S INSURANCE COVENANTS:

         The Tenant covenants with the Landlord that from and including the Possession Date.

24.1 the Tenant will pay to the Landlord within 7 days of demand a fair proportion of all premiums and others expenses (including reasonable valuation fees such fees not to be incurred more than once in every two years) incurred by the Landlord in effecting and maintaining the Insurance Policies such proportion to be properly determined by the Landlord (and which for the avoidance of any doubt may in the case of the Loss of Rent Policy include the whole of the premium payable in respect of the Premises or a fair proportion of the premium payable in respect of the Building excepting those parts of the Building which shall be unlet or vacant at the date.

24.2 the Tenant will comply with the insurers requirements in relation to the Premises and will not do or omit to do anything which may make an Insurance Policy void or voidable in whole or in part or increase the premium for such policy but if as a result of a breach of this covenant a premium is increased then the Tenant will forthwith upon demand pay to the Landlord the whole of such increase.

24.3 the Tenant will maintain such fire fighting equipment on the Premises as the insurer or an Authority may reasonably require.

24.4 the Tenant will a soon as reasonably practicable notify the Landlord of any loss damage or destruction of or relating to the Premises and of any other event which comes to the attention of the Tenant and which may affect or give rise to a claim under an Insurance Policy.

24.5 the Tenant will forthwith within 7 days of demand pay to the Landlord an amount equal to all monies which the Landlord is unable to recover under an Insurance Policy by reason of an act default or omission of the Tenant and a fair proportion of all such monies which are irrecoverable by reason of:

24.5.1   a condition of the policy; or

24.5.2 the imposition by the insurer or the reasonable acceptance by the Landlord of an obligation to bear part of an insured loss (commonly called an excess).

24.6 the Tenant shall not effect any insurance policy equivalent to any of the Insurance Policies but if in breach of this covenant it does so it shall pay to the Landlord all monies received under such policy.

25       QUIET ENJOYMENT

25.1 Subject to the Tenant paying the Rent and other sums due under the Lease and complying with its covenants the Landlord covenants with the Tenant from and including the Possession Date until the Determination of the Term to permit the Tenant peaceably and quietly to hold and enjoy the Premises without any interruption or disturbance from or by the Landlord or any person claiming under or in trust for the Landlord.

25.2 To pay the rent reserved by the Superior Lease and comply with the Tenant's covenants contained in the Superior Lease.

26       DEFINITIONS AND INTERPRETATION

26.1 Where in this part of the Lease the following underlined words commence with capital letters they have the following meanings unless the context otherwise requires:

26.1.1   "Review Date" 24th March 2000.

26.1.2 "Restrictions" means restrictions imposed by an Authority which operates to impose any limitation in relation to the review of rent or the collection of any increase in rent.

26.1.3   "Open Market Rent" is as defined in clause 28.

26.2     Time is not of the essence except where specified.

27       REVIEW OF RENT

         With effect from the Review Date the Rent shall be the amount payable (but for any abatement of Rent) immediately prior to the Review Date or (if greater) the Open Market Rent as agreed or determined under this part of the Lease.

28       OPEN MARKET RENT

         "Open Market Rent" means the yearly rent which would reasonably by expected to be paid for the Premises (after the expiry of a rent free period or period of reduced rent that might be negotiated in the open market between a willing landlord and a willing tenant for the purpose of fitting out the Premises) upon a letting in the open market at the Review Date with vacant possession by a willing landlord to a willing tenant.

28.1     upon the assumption (if not a fact) that:

28.1.1 the Premises are available to let as a whole with vacant possession on the open market without a fine or premium under a lease for a term of five years but commencing on the Review Date including provisions for review of rent on the forth anniversary of the Review Date and otherwise on the same terms as the Lease (except as to the amount of the Rent);

28.1.2 the covenants and provisions of the Lease on the part of the Tenant have been fully performed and observed;

28.1.3   the Premises may be used for any purpose permitted by this Lease;

28.1.4 if the Premises have been destroyed or damaged they have been fully restored;

28.1.5 the Premises are fully fitted out to the requirements of a willing tenant and are available for immediate occupation and use;

28.1.6 no work has been carried out to the Premises (unless by the landlord or a Superior Landlord) which has diminished or increased their rental value;

28.1.7 every prospective willing landlord and willing tenant is able to recover VAT in full;

28.2     but disregarding:

28.2.1 any effect on rent of the fact that the Tenant any undertenant or any of their respective predecessors in title have been in occupation of the Premises;

28.2.2 any goodwill attached to the Premises by reason of the carrying on of the business of the Tenant any undertenant or any of their predecessors in title;

28.2.3 the taxable status of any Party for the purpose of VAT or any other tax;

28.2.4   any effect on rent of the Restrictions;

28.2.5 any adverse effect of any temporary works operations or other activities on any adjoining or neighbouring property;

28.2.6 any effect on rent attributable to any improvement to the Premises carried out with consent where required and otherwise than in pursuance of an obligation to the Landlord or its predecessors in title to the extent only that such improvement has been carried out without cost to the Landlord or its predecessors in title and that such improvement was completed either during the Term or during any period of occupation prior to the commencement of the Term arising out of an agreement to grant the Lease.

29       PROCEDURE

29.1 The Landlord may serve upon the Tenant notice during the period of nine months before or at any time after the Review Date requiring the Rent to be increased with effect from the Review Date or stating that the Rent is not to be increased.

29.2 If the Landlord serves notice requiring the Rent to be increased ("Review Notice") the Landlord and the Tenant shall endeavour to agree the Open Market Rent as at the Review Date.

29.3 If the Landlord and the Tenant do not agree the Open Market Rent within three months after service of a Review Notice or by the date three months before the Review Date (whichever is the later) either may by notice to the other require the Open Market Rent as at the Review Date to be determined by a Chartered Surveyor having at least ten years' experience in assessing the rental value of premises similar to the Premises and acting as an expert.

29.4 If the Landlord and the Tenant do not agree on the joint appointment of an expert the expert shall be nominated on the joint application of the Landlord and the Tenant (or if either of them neglects to concur in such application then on the sole application of the other) by the President or other chief officer or acting chief officer for the time being of the Royal Institution of Chartered Surveyors.

29.5 Each Party shall be entitled to submit to the expert in writing within four weeks after his appointment a valuation and representation and within a further two weeks written comments on or replies to the valuation and/or representations of the other Party but the expert shall not be limited or fettered by any submission by either Party and shall determine the market rent in accordance with his own judgment and his decision shall be binding on both the Landlord and the Tenant.

29.6 The expert shall within three months of his appointment or within such extended period as the Landlord may agree give to the Landlord and the Tenant written notice of the amount of the Open Market Rent as determined by him but if he does not or if for any reason it becomes apparent that he will not be able to complete his duties in accordance with his appointment the Landlord and the Tenant may agree upon or either of them may apply for the appointment of another expert (which procedure may be repeated as often as necessary) pursuant to the provisions of this clause.

30       DELAYED REVIEW

         Where the Rent payable with effect from a Review Date is not ascertained prior to the Review Date the Tenant shall:

30.1 with effect from the Review Date pay an "Interim Rent" at the rate at which Rent was payable immediately prior to the Review Date; and

30.2 If the Rent when ascertained exceeds the Interim Rent then within fourteen days of the Rent being ascertained pay to the Landlord an amount equal to the aggregate of the sums by which each quarterly installment of Rent would have exceeded each installment if Interim Rent had the Rent been ascertained by the Review Date together with Interest on each of those sums from the date it would have been due to the date of payment at a rate 4% below the Interest Rate.

31       RESTRICTIONS

         Where Restrictions are in force at the Review Date the Landlord may give notice to the tenant at any time but not later than 28 days after the Review Date postponing the Review Date until such later date as the Landlord may by not less than three months prior notice specify and in that event the rent payable immediately prior to the Review Date that is postponed shall continue to be the Rent payable until increased upon review at the postponed Review Date.

32       MEMORANDA

         Where Rent is increased with effect from the Review Date the Landlord and Tenant shall (at their own cost) sign memoranda thereof in such form as the Landlord may reasonably require for annexation to both the original and counterpart of the Lease.

33       RECOVERY OF MONEY

         In addition to any other remedy available to the Landlord all monies due (by way of Rent or Outgoings) from the Tenant to the Landlord under the Lease may be recovered as if such monies were reserved as Rent.

34       USER

         The Landlord does not warrant that the Premises may lawfully be used for any purpose authorised under the Lease.

35       EASEMENTS

35.1 The Tenant is not entitled to and the Premises do not enjoy any right of light or air which might restrict or interfere with the free use of any other property owned by the Landlord for building or any other purpose.

35.2 The operation of Section 62 of the Law of Property Act 1925 is excluded from the Lease and the only right granted with the Premises are those expressly granted in the Lease.

35.3 A person exercising any right of entry granted or reserved under the Lease in order to carry out works must:

35.3.1 give reasonable prior written notice to the relevant Party (except in emergency);

35.3.2 exercise the right in a manner which causes as little damage and inconvenience as is practicable in the circumstances; and

35.3.3 make good any physical damage caused as soon as is reasonably practicable.

36       COVENANTS

36.1 Nothing contained or implied in the Lease gives the Tenant the benefit of or the right to enforce or to prevent the release or modification of any covenant agreement or condition relating to other property.

36.2 Each covenant in the Lease by the Tenant remains in full force at law and in equity notwithstanding any waiver or release temporarily or permanently revocably or irrevocably of any other covenant in the Lease or of any covenant affecting other property.

37       NOTICE

37.1 A notice by one party ("the Sender") to another ("the Recipient") is duly served if in writing and either delivered to the recipient or sent by registered or recorded delivery post addressed to the recipient at his address as stated in this deed or as from time to time notified to the sender.

37.2 In this clause "writing" includes telex facsimile or other electronic means of communication and "delivered" includes communication by such means in which event service is deemed to be effected when the sender has finished transmitting the notice unless either the sender knows or ought reasonably to know that the transmission has failed or is incomplete (in which case service takes place outside normal business hours (in which notice is deemed to be served when normal business hours next commence).

37.3 In this clause "working day" means any day except Saturday, Sunday or a Bank or Public Holiday and "normal business hours" are 9:30 a.m. to 5:30 p.m. on a working day.

38       RIGHT OF RE-ENTRY

         The Landlord may at any time after the occurrence of any of the following events re-enter the Premises whereupon this demise shall absolutely determine (but without prejudice to any right of action of the Landlord in respect of any arrears of Rent or any antecedent breach of covenant):

38.1 if any Rent remains unpaid 21 days after it is due (whether formally demanded or not); or

38.2 if any covenant or stipulation in the Lease which is to be performed or observed by the Tenant is not performed or observed; or

38.3 if the Tenant permits any execution or distress to be levied on any goods in the Premises; or

38.4 if the Tenant (or any party included within the definition of the Tenant) becomes Insolvent (as defined in the next clause).

39       INSOLVENCY

         "insolvent" means for the purposes of this part of the Lease:

39.1     in relation to a company that:

39.1.1 it is deemed unable to pay its debts as defined in Section 123 of the Insolvency Act 1986 (referred to as "the Act" in the remainder of this clause); or

39.1.2   an order is made for a voluntary arrangement under Part I of the Act;
         or

39.1.3 a petition is presented for an administration order under Part II of the Act; or

39.1.4 a receiver or manager is appointed whether under Part III of the Act (including an administrative receiver) or otherwise; or

39.1.5 it goes into liquidation as defined in Section 247(2) of the Act (other than a voluntary winding up solely for the purpose of amalgamation or reconstruction while solvent); or

39.1.6   a provisional liquidator is appointed under Section 135 of the Act; or

39.1.7 a scheme of arrangement is made under Section 425 of the Companies Act 1985; and

39.2     in relation to an individual that:

39.2.1 an application is made for an interim order or a-proposal is made for a voluntary arrangement is made under Part VIII of the Act; or

39.2.2   a bankruptcy petition is presented to the Court; or

39.2.3   he enters into a deed of arrangement.

40       INTRODUCTION

         The parties agree and declare as follows:-

40.1 where a Guarantor is a party to the Lease the Guarantor covenants with the Landlord as set out in the next Clause;

40.2 where a surety for an assignee is required such surety shall covenant with the Landlord as if it were the Guarantor under the Lease except that the guarantee will take effect only from the date of the relevant assignment and extend only to the obligations of the assignee (including the assignee's obligations under any authorised guarantee agreement);

40.3 where a surety for an undertenant is required such surety shall covenant with the Landlord as if it were the Guarantor under the Lease except that the guarantee will extend only to the obligations of the undertenant and its successors in title under the underlease and the provisions relating to disclaimer of the Lease will not apply.

41       GUARANTOR'S COVENANT

         The Guarantor covenants with the Landlord (for the benefit of the Landlord and of the person in whom from time to time the reversion immediately expectant upon the Determination of the Term is vested without the need for any express assignment) that:

41.1 during the Term the Tenant shall punctually pay the Rent and observe and perform the covenants and other provisions of the Lease and in case of default the Guarantor will pay the Rent and observe and perform the covenants and provisions in respect of which the Tenant is in default and make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses thereby arising or incurred by the Landlord;

41.2 the liability of the Guarantor under clause 41.1 shall not be affected in any way by:

41.2.1 any neglect or forbearance of the Landlord in enforcing payment of Rent or observance or performance of the covenants and provisions of the Lease;

41.2.2   any time or indulgence given to the Tenant by the Landlord;

41.2.3 any refusal by the Landlord to accept Rent from the Tenant following a breach of covenant by the Tenant;

41.2.4 any agreement with the Tenant any license or consent granted to the Tenant or any variation in the terms of the Lease;

41.2.5 the death of the Tenant (if an individual) or the dissolution of the Tenant (if a company);

41.2.6 a surrender of part of the Premises except that the Guarantor will have no liability in relation to the surrendered part in respect of any period following date of surrender;

41.2.7 any other act matter or thing apart from the express release in writing of the Guarantor;

41.3 if during the Term the Tenant (being a company) enters into liquidation or (being an individual) becomes bankrupt and the liquidator or the trustee in bankruptcy disclaims the Lease the Guarantor shall upon written notice from the Landlord given within three months after the date of disclaimer accept a new lease of the Premises for a term equal to the residue then remaining unexpired of the Agreed Term at the Rent then being paid under the Lease and otherwise subject to the same covenants and provisions as in the Lease (without however requiring any other person to act as guarantor) such new lease to take effect from the date of disclaimer and to be granted at the cost of the Guarantor who shall execute and deliver to the Landlord a counterpart of it;

41.4 if the Lease is disclaimed and for any reason the Landlord does not require the Guarantor to accept a new lease pursuant to clause 43.3 the Guarantor shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises and the Rent (if higher) which would have been payable had the Lease not been disclaimed for the period commencing with the date of disclaimer and ending upon the date six months after the date of disclaimer or (if earlier) the date upon which the Premises are relet.

IN WITNESS whereof this Lease has been executed by the parties hereto as a deed the day and year first above written.

                                 FIRST SCHEDULE

                                    (RIGHTS)

The Tenant and those deriving title through or otherwise authorised by the Tenant shall have the following rights during the Term (subject always to compliance with the Regulations):

1. The right to free and uninterrupted passage and running of water drainage gas electricity communication and other services by any Conduit forming part of the Retained Property and the right to enter the Retained Property in order to inspect clean maintain repair renew remove make connections with or install any new Conduit the Tenant making good to the Landlord all damage occasioned in or arising out of the exercise of such rights or any of them.

2. The right of support and protection for the benefit of the Premises as is now enjoyed from the Retained Property and the adjoining property.

                                 SECOND SCHEDULE

                          (EXCEPTIONS AND RESERVATIONS)

         The following rights are excepted and reserved to the Landlord and Superior Landlord and the Trustees:

1.                All rights of support and protection afforded by the Premises.

2. Right to free and uninterrupted passage and running of water drainage gas, electricity communication and other services by any Conduit or Facility in or passing through the Premises and the right to enter the Premises in order to inspect clean maintain repair renew remove divert make connections with or install any new Conduits.

3. All rights and liberty at any time and form time to time during the period of 80 years commencing on the date hereof to execute or cause or suffer to be executed works and erections upon any of the adjoining or adjacent or neighbouring land premises or buildings and the right to alter repair redevelop rebuild use and let such adjoining adjacent or neighbouring land premises or buildings in any manner or for any purpose notwithstanding that the passage of light or air to the Premises or any part thereof may thereby by obstructed or interfered with or any other liberty easement right or advantage belonging to the Tenant is thereby diminished or prejudicially affected.

4. All rights which the Tenant covenants to permit under the Lease.

5. The right of free passage and running of water and soil gas and electricity and other energy from and to the Landlord's or the Trustees' adjoining or neighbouring land and any other adjoining or neighbouring land owned by the Landlord or the Trustees through any conduits which are now or may thereafter be installed by the Landlord or the Trustees upon through under on or over the premises and liberty to make such connections with such Conduits for the purpose of exercising such right TOGETHER WITH the right after giving reasonable prior notice in writing (except in an emergency) to enter upon the Premises for the purpose of installing repairing or renewing the same the person so entering making good all damage to the Premises occasioned thereby.

6. The right to erect scaffolding for the purpose of repairing or cleaning the Landlord's or the Trustees' adjoining or neighbouring property notwithstanding that such scaffolding may temporarily interfere with the access to or enjoyment and use of the Premises.

7. The right for the Landlord or the Trustees the tenants of the adjoining buildings and all persons authorised by it or them to pass through or over the Premises in case of fire or other emergency as a means of escape through the escape route or routes existing therein from time to time (including the route shown hatched green on plan number 1 annexed hereto).

8. Such other easements enjoyed by the Landlord's or the Trustees' adjoining or neighbouring land in common with the Premises as are capable of benefiting the Landlord's or the Trustees' adjoining or neighbouring land.

9. The right for the Landlord or the Trustees and the lessees and occupiers of any adjoining or neighbouring premises or their respective agents and workmen at any reasonable time or times to enter if reasonable upon the Premises on reasonable prior written notice (except in any emergency) for executing necessary repairs additions or alterations paint or decoration to or upon any adjoining or neighbouring premises or for making repairing maintaining renewing connecting or cleansing any pipes drains channels watercourses sewers wires or cables belonging to or leading from the same which can reasonably be carried out without so entering on the Premises the person so entering making good forthwith all damage to the premises occasioned thereby.


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
                                 THIRD SCHEDULE

                                 (INCUMBRANCES)

All matters contained or referred to in the Superior Lease and in leasehold title number NGL743466 insofar as they relate to the premises as evidence in office copies dated 23 March 1998 save for entries 2 and 3 in the charges register therein.

                                 FOURTH SCHEDULE

                        (AUTHORISED GUARANTEE AGREEMENT)

THIS DEED is made the                                       day of

BETWEEN

1                                 LIMITED PLC of whose registered office is at

                            (Company Registration Number         ("the Lessee")

2                 LIMITED PLC of (whose registered office is at

                  ("the Lessor")

WHEREAS

A This Agreement is made pursuant to the lease briefly described in Schedule 1 ("the Lease") which expression shall include (where the context so admits) all deeds and documents supplemental to the Lease (whether expressed to be so or not) relating to the Premises briefly described in Schedule 2 ("the Premises").

B. The lessee holds the Premises under the Lease and wishes to assign the Lease to the prospective assignee briefly described in Schedule 3 ("the Assignee") and pursuant to the Lease the Lessor's consent is required to such assignment and such consent is given subject to a condition that the Lessee is to enter into a deed in the form of this Deed.

NOW THIS DEED WITNESSES AS FOLLOWS:-

1                 AUTHORISED GUARANTEE

                  Pursuant to the said condition the Lessee covenants with the Lessor as a primary obligation that the Assignee or the Lessee shall at all times during the period ("the Guarantee Period") from the completion of the Assignment until the Assignee shall have ceased to be bound by the tenant covenants (which in this Deed shall have the meaning attributed thereto by Section 28(1) of the Landlord and Tenant (Covenants) Act 1995 ("the 1995 Act")) contained in the I-case in the manner and at the times specified in the Lease) duly perform and observe the tenant covenants.


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
2                 LESSEE'S LIABILITY

2.1 The Lessee agrees that the Lessor in the enforcement of its rights under this Deed may proceed against the Lessee as if the Lessee were the sole or principal debtor in respect of the tenant covenant in question.

2.2 For the avoidance of doubt notwithstanding the termination of the Guarantee Period the Lessee shall remain liable under this Deed in respect of any liabilities which may have accrued prior to such termination.

2.3 For the avoidance of doubt the Lessee shall be liable under this Deed for any proper costs and expenses incurred by the Lessor in enforcing the lessee's obligations hereunder.

3                 DISCLAIMER OF LEASE

                  The Lessee further covenants with the Lessor that if the Crown or liquidator or trustee in bankruptcy shall disclaim the Lease during the Guarantee Period the lessee shall if the Lessor by notice in writing given to the Lessee within three months after such disclaimer so requires accept from the execute and deliver to the Lessor a counterpart of a new lease of the Premises for a term commencing on the date of the disclaimer and continuing for the residue then remaining unexpired of the term of the Lease such new lease to be at the same rents and subject to the same covenants and provisions as are contained in the Lease.

4                 POSTPONEMENT OF CLAIMS BY LESSEE AND OF PARTICIPATION BY
                  LESSEE IN SECURITY

4.1 The Lessee further covenants with the Lessor that the Lessee shall subrogate its claim in any liquidation bankruptcy composition or arrangement of the Assignee in competition with the Lessor and shall remit to the Lessor the proceeds of all judgments and an distributions it may receive form any liquidator trustee in bankruptcy or supervisor of the Assignee.

4.2 The Lessee shall not be entitled to participate in any security held by the Lessor in respect of the Assignee's obligations to the Lessor under the Lease or to stand in the place of the Lessor in respect of any such security until all the obligations of the Lessee or the Assignee to the Lessor under the Lease have been performed or discharged.

4.3               NO RELEASE OF LESSEE

                  None of the following or any combination of them shall release determine discharge or in any way lessen or affect the liability of the Lessee as principal obligor under this Deed or otherwise prejudice or affect the right of the Lessor to recover from the lessee to the full extent of this guarantee:


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
4.3.1 any neglect delay or forbearance of the Lessor in endeavouring to obtain payment of any rents or other amounts required to be paid by the Assignee or in enforcing the performance or observance of any of the obligations of the Assignee under the Lease;

4.3.2 any refusal by the Lessor to accept rent tendered by or on behalf of the Assignee at a time when the Lessor was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled ) to re-enter the Premises;

4.3.3             any extension of time given by the Lessor to the Assignee;

4.3.4 any reviews of the rent payable under the Lease and (subject to Section 18 of the 1995 Act) transfer of the Lessor's reversion;

4.3.5 any change in the constitution structure or powers of the Lessee the Assignee or the Lessor or the liquidation administration or bankruptcy (as the case may be) of either the Lessee or the Assignee;

4.3.6 any legal limitation or any immunity disability or incapacity of the Assignee (whether or not known to the Lessor) or the fact that any dealings with the Lessor by the Assignee may be outside or in excess of the powers of the Assignee;

4.3.7 any other deed act omission failure matter or thing whatsoever as a result of which but for this provision the Lessee would be exonerated wholly or partly (other than a release executed and delivered as a deed by the Lessor or a release effected by virtue of the 1995 Act).

44                COSTS OF NEW LEASE

                  The Lessor's proper costs in connection with any new lease granted pursuant to clause 3 of this Deed shall be borne by the Lessee and paid to the Lessor (together with Value Added Tax thereon) upon completion of such new lease.

IN WITNESS whereof this Deed has been executed by the Lessee and the Surety and is delivered on the date first above written.



THE COMMON SEAL of                          )
JUPITER COMMUNICATIONS LLC                  )
was hereunto affixed in the presence of:-   )


                  Director



                  Director/Secretary


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